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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549




                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                              NOVEMBER 6, 1997
                              (Date of report)


                       WALNUT FINANCIAL SERVICES, INC.
           (Exact name of registrant as specified in its charter)






                                      UTAH
                          (State or other jurisdiction
                               of incorporation)




   814-00157
   0-26072                                                 87-0415597
   ------------                                            (IRS Employer
   (Commission                                             Identification No.)
   File Number)

                           8000 TOWERS CRESCENT DRIVE
                                   SUITE 1070
                            VIENNA, VIRGINIA  22182
               (Address of principal executive offices)(Zip Code)


                                 (703) 448-7688
              (Registrant's telephone number, including area code)

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Item 5. Other Events

On November 6, 1997, the Registrant issued the press release included herewith as an exhibit and is filing this report as required by Rule 135C promulgated under the Securities Act of 1933, as amended.

Item 7. Financial Statements and Exhibits

        (c) Exhibits.

            (1)  Press Release dated November 6, 1997.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WALNUT FINANCIAL SERVICES, INC.,
                                     a Utah corporation





                                     By:  /s/ Joel S. Kanter
                                          ------------------
 Date:  November 6, 1997                  Joel S. Kanter
                                          President and Chief Executive Officer